JANUARY 2024 ENGINEERING Natural Killer Cells  for next generation treatment of cancer and autoimmune diseases ON DEMAND Exhibit 99.1

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Delivering the future of cell therapy  by harnessing the killing ability of natural killer (NK) cells CARs engineered for optimal target cell killing CAR NK Cell CAR membrane bound IL-15 Candidates engineered with a targeting CAR and membrane bound IL-15 Fully allogeneic from healthy, pre-screened donors  Programs in autoimmune disease and oncology On-demand, off-the-shelf availability for outpatient administration Multiple clinical updates expected in 2024 Cash runway into 2026

Pipeline with transformational potential

Program (Target)	Indication	Research	IND-Enabling	Clinical	Status
NKX019 (CD19)	Lupus Nephritis (SLE)				IND cleared 4Q 2023 First patient enrollment expected 1H 2024
NKX019 (CD19)	r/r NHL				Phase 1 dose-compression cohort ongoing Update planned mid 2024
NKX101 (NKG2D)	r/r AML				Phase 1 ongoing Update planned 1H 2024
NKX101 (NKG2D)	Solid Tumors				Gated on proof of concept in r/r AML
NKX070 (CD70)	Heme & Solid Tumors				Collaboration CRISPR THERAPEUTICS
NK + T (Undisclosed)	Undisclosed				Collaboration CRISPR THERAPEUTICS

Autoimmune Oncology

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AML, acute myeloid leukemia; NHL, non-Hodgkin lymphoma; r/r: relapsed or refractory; SLE, systemic lupus erythematosus

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NKX019 in Autoimmune Disease

Cell therapy offers a promise of a disease-modifying option for patients with refractory autoimmune disease

Autoimmune disease is a major unmet need

- Estimated 7 million patients in U.S. with a form of B-cell mediated autoimmune disease[1]

Pathogenic B cells can drive systemic diseases via combination of intrinsic and extrinsic factors

Effectiveness of current therapies is inadequate

- Often consists of lifelong immune suppression
- B-cell directed agents have limited activity

CD19-directed cell therapy has challenged the treatment paradigm for autoimmune diseases

- Drug-free remissions after a single treatment in academic trials[2]



Factors
Genetic
Environmental
Immuno-regulatory
Hormonal
Epigenetic
Immune complexes
Antibodies
Cytokines
T cells
Organ damage
Kidney
Skin
Lungs
Brain
Heart

Tsokos, *N Engl J Med* 2011; 365:2110-2121.

1: Canaccord Genuity, 14 Nov 2023.
2: Mackensen et al. *Nature Med*. 28 Oct 22. 2124–2132.

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CD19-directed cell therapy leads to long-term responses despite short-term persistence and limited B-cell suppression

Transient CAR T cell persistence, (peaking ~10 days) <u>differing from CAR T in oncology</u>

- In oncology, long-term CAR T cell engraftment and B cell aplasia are common
- Less antigen burden may explain difference in persistence and exposure

Immune "reset" and disease control occurs after B cell suppression as short as 50 days

- Autoantibodies remain sustainably negative in most patients, even after B cells recover
- Immune responses also retained, including to vaccines



CAR T cells
N/microliter
Days
Patient_1
Patient_2
Patient_3
Patient_4
Patient_5

Mackensen et al. *Nature Med*. 28 Oct 22. 2124–2132.



B cells/μl
days post CART cell therapy
SLE
IIM
SSc



SLEDAI-2K
Score (points)
months
Length of follow-up

Muller et al. Abstract 220, ASH 2023.

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Patient samples from ongoing NHL trial show effective elimination of CD19+ cells from circulation by NKX019 Normal and malignant cells cleared with a single cycle Deep suppression achieved by day 30 NKX019 targets and kills cells from patients across indications E:T Ratio NT control NKX019 n=3 patients n=1 patient n=3 patients n=3 patients In vitro studies using blood from patients with various autoimmune disease show consistent B cell killing Patient #1 Patient #2 Patient #3 Patient #4 Patient #5 Patient #6 Patient #7 Patient #8

CD19 CAR NK cells may be ideally suited for autoimmune disease

NK cells reach peak activity at infusion for rapid target exposure

- Allows maximal immediate effect without in vivo expansion or permanent engraftment
- T cells require expansion, which delays effects and requires lymphodepletion (LD)

Opportunity to reduce chemotherapy exposure via disease-tailored LD

- Autocrine stimulation via mbIL-15 may reduce need for LD-induced cytokines
- Elimination of fludarabine limits risks of cytopenias, infection, and secondary MDS[1]

Allogeneic NK cells are cleared by host immunity

- Low risk of prolonged B-cell aplasia
- Long-lived CAR T cells have FDA-issued risk of T-cell malignancy[2]

Superior safety and accessibility in non-malignant setting

- On-demand availability without need for cumbersome infrastructure
- Low risk of expansion-related toxicity including CRS and ICANS

1: Fludarabine USPI

2: Nelson. *Lancet*. Vol 402. 2181. December 9, 2023

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NKX019 CAR NK for autoimmune diseases:   A multicenter, open-label, phase 1 study NKX019 1B or 1.5B CAR-NK cells/dose Lymphodepletion Cyclophosphamide 1000 mg/m2 once Day -3 Day 0 Day 7 Day 14 First patient dosing expected 1H 2024 CAR: chimeric antigen receptor Endpoints:  3 doses per cycle Opportunity to investigate broader applicability of NKX019 in multiple autoimmune diseases Off the shelf administration reduces burden to patients and providers Safety and tolerability Pharmacokinetics Renal function Autoantibody serology

NKX019 and NKX101 in oncology

NKX019 CD19 CAR NK in r/r non-Hodgkin lymphoma

Autologous CAR T-cell therapy has set the bar for cellular therapies in r/r NHL but has limitations

CAR T-cell therapy is not broadly accessible

- Only 20-30% of patients with LBCL who could benefit from CAR T receive it
- Patients often need to change providers and receive bridging chemotherapy

Potential toxicity requires proximity to a specialized inpatient treatment center

- Over 25% of patients require ICU care
- Grade 3+ CRS: 13 to 49%, Grade 3+ ICANS / neurotoxicity: 18 to 31%

Only 30-40% of patients with LBCL treated with CAR T-cell therapy have 6-month CR

- No ability to re-dose for incomplete response
- Outcomes among those that relapse are poor

YESCARTA USPI; KYMRIAH USPI; BREYANZI USPI; Azoulay et al, 2020; Tomas, et al. 2022.

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CAR, chimeric antigen receptor; CR, complete response; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; ICU, intensive care unit; LBCL, large B-cell lymphoma; NHL, non-Hodgkin lymphoma.

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NKX019 for B-cell malignancies: A multicenter, open-label, phase 1 study in r/r NHL



Lymphodepletion
• Cyclophosphamide
• Fludarabine
NKX019
3 doses per 28-day cycle
Efficacy assessment
Dose 1
Dose 2
Dose 3
Multiple cycles allowed to **deepen response**
Subjects in **CR** may receive additional cycle as **consolidation**
Subjects with prior response and subsequent progression may receive **retreatment**

NCT05020678

7 of 10	CR in Phase 1 dose escalation cohort[1]
No ICANS, neurotoxicity, or GVHD of any grade and only transient fevers within 24 h of infusion	

4 of 4	CR in retreatment of patients with progression after NKX019
Study amended to increase dose intensity and prevent relapse	

1. Dickinson, et al. Oral presentation at EHA 2023, program section s347.

CAR, chimeric antigen receptor; CR, complete response;; r/r, relapsed/refractory;
CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome

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NKX019 Amendment: Compressed Dosing Dose compression cohort enrolling patients with large B-cell lymphoma (LBCL), targeting patients who have received prior CD19 CAR-T cell therapy New compressed dosing schedule to intensify exposure to NKX019 in the first week after LD Previous cohorts received NKX019 on Days 0, 7 and 14 NKX019 on Days 0, 3, and 7 following standard LD with Flu/Cy Potential higher doses of CAR NK cells Tailored LD with Cy monotherapy for patients with prolonged cytopenias Elimination of inpatient requirement Streamlined protocol assessments to reduce burden on sites and patients Study amendment also includes Next clinical update planned for mid-2024 CAR, chimeric antigen receptor; cy, cyclophosphamide; flu, fludarabine;  LD, lymphodepletion

NKX019 has superior target cell killing compared to CD19 CAR T cells, even with low levels of CD19 expression

High CD19 Expressing Cells



NKX019
CD19 CAR-T
Cytotoxicity (%)
100
80
60
40
20
0
0.1
1
10
Effector : Target

Low CD19 Expressing Cells



NKX019
CD19 CAR-T
Cytotoxicity (%)
100
80
60
40
20
0
0.1
1
10
Effector : Target

CD19 downregulation allows normal and malignant B cells to escape CAR T cells[1]
NKX019 maintains superior killing in B cell tumor cells expressing low CD19 levels[2]

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Nalm6 cells engineered to express varying levels of CD19 were obtained from R. Majzner, Stanford; Effector : Target is the ratio of NK or T cells to tumor cells.

1: Fioretti, et al. Cancer Immunol Immunother. 2023 Jan;72(1):257-264.
2: Dickinson, et al. Blood (2021) 138 (Supplement 1): 3868.

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NKX101 NKG2D CAR NK in r/r acute myeloid leukemia

Heterogenous group of blood cancers treated with risk-adapted chemotherapy  Most patients will ultimately die from relapse or complications from therapy Allogeneic HCT is best chance of long-term cure Limited to patients who are fit Pre-HCT CR improves outcomes Outcomes for patients who relapse or have refractory disease are especially poor Low response rates with standard chemotherapy 12-18% CR rate, including venetoclax-based regimens 1: Canaccord Genuity, 14 Nov 2023. 2: Mackensen et al. Nature Med. 28 Oct 22. 2124–2132. AML is a rapidly progressing leukemia with a poor prognosis Survival (%) Survival of relapsed AML Years

NKX101 for relapsed/refractory AML following disease-tailored LD

Fludarabine/Ara-C with anthracycline (e.g. FLAG-Ida) is a frequent salvage regimen for r/r AML with true CR rate of ~10% and cCR rate of ~20% as a comparator arm

- Anthracyclines (idarubicin, mitoxantrone, etc.) add toxicity and limit addressable population

Ara-C (cytarabine) is a DNA damaging agent with potent immunosuppressive effects

- Incorporated across AML treatment landscape, including upfront therapy



Lymphodepletion
• Cytarabine (2 g/m²)
• Fludarabine (30 mg/m²)
NKX101
• 3 doses of CAR-NK per cycle
• 1.5 B cells/dose
Efficacy assessment
• Based on standard criteria
Days -7 to -3
Day 0
Day 7
Day 14
Day 28
Additional cycles to potentially deepen response

NCT04623944

Roboz, et al *J Clin Oncol.* 2014 Jun 20;32(18):1919-26.
Perl, et al *N Engl J Med.* 2019 Oct 31;381(18):1728-1740.
Holubova, et al. *Int J Mol Sci*. 2019 Jul 15;20(14):3472.
Ogbomo, et al. *Neoplasia*. 2008 Dec; 10(12): 1402–1410.
Cytarabine USPI

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CR: complete response; cCR, cumulative CR rate; FLAG-Ida: fludarabine, cytarabine +/- GCSF and idarubicin; NK: natural killer; NKG2D: natural killer group 2, member D

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4 of 6 patients achieved CR/CRi High-risk features such as prior HCT, TP53 mutation and high blast burden 3 of 4 remained in CR/CRi at 4 months ASH 2023: Updated follow-up of patients with r/r AML Sauter, et al. ASH 2023 AML, acute myeloid leukemia; CAR, chimeric antigen receptor; CR, complete response; CRi, complete response with incomplete count recovery; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; GvHD, graft versus host disease; r/r, relapsed or refractory Safety profile consistent with available therapies No CRS, ICANS or GvHD of any grade Myelosuppression and infection were the most common ≥Grade 3 toxicities Next clinical update planned for 1H 2024 12-20 additional patients Additional follow-up for initial patients

NKX101 dosed on days 0, 7, and 14 Exposure consistent with previously published data using haploidentical NK cells1 No need for exogenous IL-2 or other cytokine support Disease-tailored lymphodepletion does not compromise PK Fludarabine/Cyclophosphamide Fludarabine/Ara-C Median NK101 copies/ug DNA Median NK101 copies/ug DNA Day Day 1: Romee, et al. Sci Transl Med. 2016 Sep 21; 8(357)

Ara-C upregulates NKG2D ligands and increases sensitivity to NK cell killing

Ligands are upregulated with stress, including chemotherapy

- NKG2D CAR binds to 8 known ligands
- Mediates natural target cell elimination

Ligand staining after 1hr of Ara-C Exposure



MIC A/B
ULBP1-6

Blue: Isotype
Orange: Untreated
Red: Ara-C treated

Pre-treatment of AML cells increases sensitivity to NK killing in vivo

- Dose dependent effect
- May increase opportunity for CAR-mediated killing



NKX101 alone
NKX101 + Ara-C
% Live Cells
150
100
50
0
0.1
1
10
100
E:T

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Summary

Autoimmune expansion | 2024 updates | Cash runway Anticipated 2024 clinical milestones 1H 2024 NKX019 in lupus nephritis - Dose first patient and program update 1H 2024  NKX101 in AML - Clinical data from   12 to 20 new patients in flu/Ara-C cohort Mid 2024  NKX019 in NHL - Clinical data from  dose compression cohort in  patients with LBCL after prior CAR-T Pipeline expanded into autoimmune disease Further investment in oncology gated by clinical signals from next data updates $278.4 M in cash and cash equivalents  as of 30 Sept 2023 Projected cash runway into 2026 Multiple clinical updates expected in 2024